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                                                                     EXHIBIT 2.3


[ARTICLES OF MERGER SEAL]
 State form 39036 (R4/6-95)
 State Board of Accounts Approved 1995

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                                                                                                  SUE ANNE GILROY
                                                                                                  SECRETARY OF STATE
                                                                                                  CORPORATIONS DIVISION
                                                                                                  302 W. Washington Street, Rm. E018
                                                                                                  Indianapolis, IN  46204
                                                                                                  Telephone: (317) 232-6576

INSTRUCTIONS: Use 8 1/2" X 11" white paper for inserts.                                           Indiana Code 23-1-40-1 et. seq.
              Present original and two (2) copies to address in upper right corner of this form.  FILING FEE: $90.00
              Please TYPE or PRINT
              Upon completion of filing the Secretary of State will issue a receipt.
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                               ARTICLES OF MERGER
                                       OF
                       RTO, INC., a Delaware corporation
        -------------------------------------------------------------
                (hereinafter "the nonsurviving corporation(s)")


                                      INTO

                     ALRENCO, INC., an Indiana corporation
        -------------------------------------------------------------
                  (hereinafter "the surviving corporation")


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                         ARTICLE I-SURVIVING CORPORATION
================================================================================
 SECTION 1
----------
 The name of the corporation surviving the merger is:  Alrenco, Inc.
                                                     ---------------------------
 and such name [ ] has [x] has not (designate which) been changed as a result of the merger.

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 SECTION 2
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 a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on
    February 29, 1980.
    -----------------

 b. The surviving corporation is a foreign corporation incorporated under the laws of the State of __________________ and [ ] qualified [ ] not qualified (designate which) to do business in Indiana.
 If the surviving corporation is qualified to do business in Indiana, state the date of qualification: ____________________.
 (If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)

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                                   ARTICLE II-NONSURVIVING CORPORATION
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The name, state of incorporation, and date of incorporation or qualification (if applicable) respectively, of each
Indiana domestic corporation and Indiana qualified foreign corporation, other than the survivor, which is party to
the merger are as follows:    N/A
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Name of Corporation
                              RTO, Inc.
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State of Domicile                                  Date of Incorporation or qualification in Indiana (if applicable)
                    Delaware                         Not incorporated or qualified in Indiana
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Name or Corporation

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State of Domicile                                  Date of Incorporation or qualification in Indiana (if applicable)

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Name or Corporation

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State of Domicile                                  Date of Incorporation or qualification in Indiana (if applicable)

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===================================================================================================================
                                   ARTICLE III-PLAN OF MERGER OR SHARE EXCHANGE
===================================================================================================================
     The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.
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===============================================================================================
 ARTICLE IV-MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION (Must complete Section 1 or 2)
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
 SECTION 1  [ ] Shareholder vote not required.
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 The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

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 SECTION 2  [x] Vote of shareholders.
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 The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately  on the merger and the number of votes of each voting group represented at the meeting is set forth below:

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                                                                          TOTAL   A    B    C
-----------------------------------------------------------------------------------------------
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
                                                             Common
-----------------------------------------------------------------------------------------------
NUMBER OF OURSTANDING SHARES                                              6,095,516
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NUMBER OF VOTES ENTITLED TO BE CAST                                       6,095,516
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NUMBER OF VOTES REPRESENTED AT MEETING
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SHARES VOTED IN FAVOR
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SHARES VOTED AGAINST
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ARTICLE V-MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION (Must complete Section 1 or 2)
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 SECTION 1  [ ] Shareholder vote not required.
----------

 The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

------------------------------------------------------------------------------------------------
 SECTION 2  [x] Vote of shareholders.
----------

 The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger and the number of votes of each voting group represented at the meeting is set forth below:

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                                                                          TOTAL   A    B    C
------------------------------------------------------------------------------------------------
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
                                                             Common
------------------------------------------------------------------------------------------------
NUMBER OF OURSTANDING SHARES                                              120,959
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NUMBER OF VOTES ENTITLED TO BE CAST                                       120,959
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NUMBER OF VOTES REPRESENTED AT MEETING
------------------------------------------------------------------------------------------------
SHARES VOTED IN FAVOR
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SHARES VOTED AGAINST
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
    In Witness Whereof, the undersigned being the President & Chairman of the Board of the surviving  corporation executes these Articles of Merger and verifies, subject to penalities of perjury that the statements contained herein are true, this 26th day of
    February, 1998.

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Signature                                                                 Printed name
         /s/ Michael D. Walts                                                  Michael D. Walts
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